UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 24, 2013

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 24, 2013, Town Sports International, LLC (the “Seller”), an indirect wholly-owned subsidiary of Town Sports International Holdings, Inc. (the “Company”), entered into an Agreement of Sale (the “Sale Agreement”) with Monty Two East 86th Street Associates LLC (the “Purchaser”), an affiliate of Stillman Development International, LLC, pursuant to which the Seller will sell the real property and certain other property located at 151 East 86th Street (including 151-155 East 86th Street), New York, NY (the “Property”) for a purchase price of $82,000,000, including a $5,000,000 non-refundable deposit, subject to certain purchase price adjustments and offsets and the terms and conditions of the Sale Agreement (the “Sale”).

The Company currently operates one of its NYSC health and fitness clubs in a portion of the building at 151 East 86th Street and, as a condition to the closing of the Sale, the Company and Purchaser will enter into a lease under which the Company will continue to occupy the portion of the building occupied by the club. The lease will continue until Purchaser gives notice of the commencement of construction on the Property, which may not be earlier than two years from the date of the Sale. Upon completion of the construction of the Property, the Company will lease a portion of the newly constructed property, in which the Company will operate a NYSC health and fitness club. It is expected that, subject to the conditions contained in the Sale Agreement, the Sale will close on or about March 31, 2014.

Item 7.01. Regulation FD Disclosure.

On December 24, 2013, the Company issued a press release announcing the entry into the Sale Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Item	Description

99.1	Press Release issued by Town Sports International Holdings, Inc. on December 24, 2013

Forward-Looking Statements:

Statements in this report that do not constitute historical facts, including, without limitation, statements relating to future expectations regarding the Sale and other statements that are predictive in nature or depend upon or refer to events or conditions, or that include words such as “expects,” “anticipated,” “intends,” “plans,” “believes,” “estimates” or “could”, are “forward-looking” statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control, including, among others, the ability of the parties to satisfy closing conditions to the Sale, the level of market demand for the Company’s services, economic conditions affecting the Company’s business, the geographic concentration of the Company’s clubs, competitive pressures, the ability to achieve reductions in operating costs and to continue to integrate acquisitions, environmental initiatives, any security and privacy breaches involving customer data, the application of Federal and state tax laws and regulations, the levels and terms of the Company’s indebtedness, and other specific factors discussed herein and in other releases and public filings made by the Company (including the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission). The Company believes that all forward-looking statements are based on reasonable assumptions when made; however, the Company cautions that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to update these statements in light of subsequent events or developments. Actual events or results may differ materially from anticipated events or results or outcomes discussed in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)

Date: December 24, 2013	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President - General Counsel

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press Release issued by Town Sports International Holdings, Inc. on December 24, 2013

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